                                                                      EXHIBIT 24

                                FERRO CORPORATION

                                Power of Attorney

      The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), in connection with the filing by the Company with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Exchange Act of 1934, as amended, of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such Annual Report on Form 10-K and any and all amendments thereto, and any and all related applications and documents to be filed with the Securities and Exchange Commission, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-facts and any such substitute.

      Executed this 8 day of March, 2002.


                                     _____________________________________
                                                Michael H. Bulkin

                                FERRO CORPORATION

                                Power of Attorney

      The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), in connection with the filing by the Company with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Exchange Act of 1934, as amended, of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such Annual Report on Form 10-K and any and all amendments thereto, and any and all related applications and documents to be filed with the Securities and Exchange Commission, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

      Executed this 6 day of March, 2002.


                                     _____________________________________
                                             Sandra Austin Crayton

                                FERRO CORPORATION

                                Power of Attorney

      The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), in connection with the filing by the Company with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Exchange Act of 1934, as amended, of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such Annual Report on Form 10-K and any and all amendments thereto, and any and all related applications and documents to be filed with the Securities and Exchange Commission, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

      Executed this 6th day of March, 2002.


                                     _____________________________________
                                                Jennie S. Hwang

                                FERRO CORPORATION

                                Power of Attorney

      The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), in connection with the filing by the Company with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Exchange Act of 1934, as amended, of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such Annual Report on Form 10-K and any and all amendments thereto, and any and all related applications and documents to be filed with the Securities and Exchange Commission, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

      Executed this 5 day of March, 2002.


                                     _____________________________________
                                              William B. Lawrence

                                FERRO CORPORATION

                                Power of Attorney

      The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), in connection with the filing by the Company with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Exchange Act of 1934, as amended, of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such Annual Report on Form 10-K and any and all amendments thereto, and any and all related applications and documents to be filed with the Securities and Exchange Commission, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

      Executed this 18th day of March, 2002.


                                     _____________________________________
                                                Michael F. Mee

                                FERRO CORPORATION

                                Power of Attorney

      The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), in connection with the filing by the Company with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Exchange Act of 1934, as amended, of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such Annual Report on Form 10-K and any and all amendments thereto, and any and all related applications and documents to be filed with the Securities and Exchange Commission, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

      Executed this 5th day of March, 2002.


                                     _____________________________________
                                                John C. Morley

                                FERRO CORPORATION

                                Power of Attorney

      The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), in connection with the filing by the Company with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Exchange Act of 1934, as amended, of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such Annual Report on Form 10-K and any and all amendments thereto, and any and all related applications and documents to be filed with the Securities and Exchange Commission, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

      Executed this 6 day of March, 2002.


                                     _____________________________________
                                               William J. Sharp

                                FERRO CORPORATION

                                Power of Attorney

      The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), in connection with the filing by the Company with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Exchange Act of 1934, as amended, of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such Annual Report on Form 10-K and any and all amendments thereto, and any and all related applications and documents to be filed with the Securities and Exchange Commission, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

      Executed this 6th day of March, 2002.


                                     _____________________________________
                                              Dennis W. Sullivan

                                FERRO CORPORATION

                                Power of Attorney

      The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), in connection with the filing by the Company with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Exchange Act of 1934, as amended, of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such Annual Report on Form 10-K and any and all amendments thereto, and any and all related applications and documents to be filed with the Securities and Exchange Commission, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

      Executed this 13 day of March, 2002.


                                     _____________________________________
                                               Padmasree Warrior

                                FERRO CORPORATION

                                Power of Attorney

      The undersigned director and/or officer of Ferro Corporation, an Ohio corporation (the "Company"), in connection with the filing by the Company with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Exchange Act of 1934, as amended, of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, hereby constitutes and appoints Hector R. Ortino, James C. Bays and Mary Ann Jorgenson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such Annual Report on Form 10-K and any and all amendments thereto, and any and all related applications and documents to be filed with the Securities and Exchange Commission, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

      Executed this 6 day of March, 2002.


                                     _____________________________________
                                                Alberto Weisser